SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)                February 6, 2002
                                                               -----------------



                              U.S. AGGREGATES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)



          Delaware                      000-15217                57-0990958
-----------------------------   ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)




147 WEST ELECTION ROAD, SUITE 110, DRAPER, UT                    84020
---------------------------------------------           -----------------------
  (Address of Principal Executive Offices)                     (Zip Code)



                                 (801) 984-2600
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              (Registrant's Telephone Number, Including Area Code)



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         On February 6, 2002, U.S. Aggregates, Inc. (the "Company") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing the closing of the sale of substantially all of the assets of its wholly owned subsidiary Monroc, Inc. pursuant to an Agreement of Purchase and Sale of Assets dated as of February 5, 2002.


ITEM 7.  EXHIBITS.

Exhibit 2.1 Agreement of Purchase and Sale of Assets by and among Oldcastle MMG, Inc., Monroc, Inc., U.S. Aggregates, Inc. and Oldcastle Materials, Inc., dated as of February 5, 2002.

Exhibit 99.1 Press Release dated February 6, 2002, entitled "U.S. Aggregates Sells Idaho Assets."


                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                       U.S. AGGREGATES, INC.



Date:  February 8, 2002                By:    /s/  STANFORD SPRINGEL
                                              ----------------------------------
                                                   Stanford Springel
                                                   Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION                                                                         PAGE NO.
-----------      -----------                                                                         --------
   2.1           Agreement of Purchase and Sale of Assets by and among Oldcastle MMG, Inc.,             2.1-1
                 Monroc, Inc., U.S. Aggregates, Inc. and Oldcastle Materials, Inc., dated as of
                 February 5, 2002.

  99.1           Press Release dated February 6, 2002, entitled "U.S. Aggregates Sells Idaho           99.1-1
                 Assets."
